Exhibit 10.2

FOURTH AMENDMENT AGREEMENT DATED JUNE 3, 2008 TO THE
MINERAL PROPERTY PURCHASE/OPTION AGREEMENT DATED APRIL 1, 2007
AND THE FIRST, SECOND AND THIRD AMENDMENT AGREEMENT DATED
JULY 10, 2007, NOVEMBER 16, 2007 AND FEBRUARY 21, 2008 RESPECTIVELY

BETWEEN:	UYOWA GOLD MINING AND EXPLORATION UMITED
P.O. BOX 80079
DAR ES SALAAM, TANZANIA
(herein “OWNER”)
(of the first part)

AND:	LAKE VICTORIA MINING COMPANY, INC.,
6805 Sundance Trail, Riverside, california 92506,
(the “OPTION HOLDER”)

Whereas
(herein 'OPTION HOLDER”)
(of the second part)

R.1     The parties entered into a Mineral Property Purchase/Option Agreement dated April 1, 2007 (the “Initial Agreement”) and have agreed to amend the Initial Agreement originally on July 10, 2007 to reflect a change in Section 3. PURCHASE OPTION, specifically 3.1 b) i. and further agreed to a second amendment on November 16, 2007 and a third amendment on February 21, 2008. However, the “OPTION HOLDER” has not fulfilled the terms of the amended agreement of July 10, 2007 or the second amendment of November 16, 2007 or the third amendment of February 21, 2007. Therefore, the “OWNER” has agreed with the “OPTION HOLDER” to a Fourth Amendment Agreement to reflect a change in Section 3.1. 3.2 PURCHASE OPTION and 6.1 and 6.2 VESTING OF INTEREST and Schedule C and is as follows:

1.	The above recitals are true and correct and form part of this additional Amendment Agreement.

2.	Section 3.1 and 3.2 of the Initial Agreement is deleted in its entirety and replaced with the following new section 3.1 and 3.2:

3.1 The OWNER hereby grants to the OPTION HOLDER the sole and exclusive right and option to acquire an eighty percent (80%) interest in and to the Property, free and clear of all liens, charges, encumbrances, claims, rights or interest of any person such option to be exercisable by the OPTION HOLDER completing the following:

an affiliate of the Option Holder the benefit of the 10% shares shall be derived from the assignee reflective of the interest in the property subject of this agreement.

c.	By the OPTION HOLDER performing on a best efforts basis all of Schedule B.

d.	By the OPTION HOLDER fulfilling all of Schedule C.

3.2

Upon the OPTION HOLDER making the payment set out in paragraph 3.1 (a), issuing the shares as set out in paragraph 3.1 (c) and fulfilling the exploration commitments set out in paragraph 3.1 d) the Option shall be deemed to have been exercised and the OPTION HOLDER shall have earned a 80% interest in the Property.

	3.	Section 6.1 and 6.2 of the Initial Agreement is deleted in its entirety and replaced with the following new section 6.1 and 6.2:

6.1  Forthwith upon the OPTION HOLDER exercising the Option by performing the requirements of Section 3.2. the OWNER's eighty percent (80%) interest in and to the Property shall vest, and shall be deemed for all purposes hereof to have vested, in the OPTION HOLDER and the OPTION HOLDER shall own an eighty percent (80%) interest in and to the Property.

6.2  Forthwith upon exercising the Option by performing the requirements of section 3.2 of this Agreement, the OWNER agrees to deliver to the OPTION HOLDER a recordable transfer or transfers, or such other instrument as may be required, of an eighty percent (80%) interest in and to all mineral claims comprising the Property, except for those mineral claims already recorded in the name of the OPTION HOLDER, and the OPTION HOLDER shall be entitled forthwith to record such transfer documents in the appropriate office in the jurisdiction in which the Property is located.

4.	“Schedule C Production and Pre Production Agreement” of the Initial Agreement is deleted in its entirety and replaced with the following new “Schedule C Exploration Commitments”:

ScheduleC
Exploration Commitments

1.	Within 12 months of the Initial Payment Date the Option Holder agrees to spend a minimum of $100,000 USD in field exploration.
2.	Within 24 months of the Initial Payment Date the Option Holder agrees to spend a minimum of $250,000 USD in field exploration
3.	Within 36 months of the Initial Payment Date the Option Holder agrees to spend a minimum of $500,000 USD in field exploration.

4. Within 48 months ofthe Initial Payment Date the Option Holder agrees to spend a minimum of $750,000 USD in field exploration.
The “OPTION HOLDER” will be credited any annual exploration excesses to their subsequent annual exploration commitments.

5.	The Initial Agreement is otherwise in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Fourth Agreement as of the date first above written.

The signature of
UYOWA GOLD MINING AND EXPLORATION LIMITED
was affixed hereto by its authorized signatory:

By:	DAVID KALENUIK
David Kalenuik

The signature of
LAKE VICTORIA MINING COMPANY, INC.
was affixed hereto by its authorized signatory:

By:	DAVID GAMACHE
Signature

David Gamache, President
Name (printed) and title